SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)          November 16, 2000
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                            THESTREET.COM, INC.
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-025779                  06-1515824
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)            Identification No.)


14 Wall Street, 14th Floor, New York, New York                    10005
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    (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code            (212) 321-5000


                                None
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       (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.           OTHER EVENTS.

      On November 16, 2000, TheStreet.com, Inc., a Delaware corporation (the "Registrant") entered into a Share Purchase Agreement (the "Share Purchase Agreement") with Chase Equity Associates L.P. ("Chase") and the other shareholders (together with Chase, the "Investors") of TheStreet.com (Europe) Limited ("TSC Europe"), the Registrant's U.K. subsidiary, pursuant to which, among other things, the Registrant purchased the 2,550,000 shares of TSC Europe held by the Investors for an aggregate consideration of $3,000,000 in cash and 1,250,000 shares of common stock of the Registrant. In connection with this transaction, the Investment Agreement, dated September 11, 1999, among the Registrant and the Investors, will be terminated. The Investment Agreement contains, among other things, a provision pursuant to which, in the event of a change of control of the Registrant, the Investors had the right to require the Registrant to purchase their shares in TSC Europe for an aggregate consideration of $34 million, increasing to $42 million after September 11, 2001. This right, with certain exceptions, would have remained in effect indefinitely. The Registrant plans to shut down the operation of TSC Europe. It is estimated that the Registrant will incur a one-time discontinued operations charge of between $6 million and $8.5 million. The Share Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

      On November 16, 2000, the Registrant issued a press release announcing that it had entered into the Share Purchase Agreement. The press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

      (c)        Exhibits.

      10.1 Share Purchase Agreement, dated as of November 16, 2000, among the Registant, Chase Equity Associates L.P. and the other shareholders of TheStreet.com (Europe) Limited named therein.

      99.1  Press Release, dated November 16, 2000.




                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THESTREET.COM, INC.


Dated: November 22, 2000         By:        /s/  Thomas J. Clarke
                                    --------------------------------------
                                    Name: Thomas J. Clarke
                                    Title:President and Chief Executive
                                          Officer




                            EXHIBIT INDEX


Exhibit No. Description

10.1 Share Purchase Agreement, dated as of November 16, 2000, among the Registant, Chase Equity Associates L.P. and the other shareholders of TheStreet.com (Europe) Limited named therein.

99.1        Press Release, dated November 16, 2000.